SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                                       [  X ]

Filed by a party other than the registrant           [    ]

Check the appropriate box:

[ X ]    Preliminary proxy statement           [   ] Confidential, for
                                                     use of the Commission only
                                                     (as permitted Rule
                                                     14a-6(e)(2)

[   ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12

                (Name of Registrant as Specified in Its Charter)

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                   (Name of Person(s) Filing Proxy Statement)

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

Payment of filing fee (Check the appropriate box):

[   ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(j)(2), or Item 22(a)(2) of Schedule 14A..

[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[   ]    Fee paid previously with preliminary material.

[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

























                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                            IMPORTANT INFORMATION FOR
                           CONTRACT AND POLICYHOLDERS

This document announces the date, time and location of a special meeting of shareholders, identifies the proposals to be voted on at the meeting, and contains a proxy statement and voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to your fund(s). If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card, it will be voted in the same proportion as shares for which instructions have been received from other Contract Owners.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR VOTING INSTRUCTION CARD. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.


                                TABLE OF CONTENTS

                                                                           PAGE

         Notice of                                                           2
         Meeting........................................
         Information About                                                   3
         Voting........................................
         The                                                                 4
         Proposals...................................................
     1.  Electing                                                            5
                  Trustees.............................................
     2.  Ratifying or Rejecting Independent Auditors......................  15
                  3.  Approving or Disapproving New Investment Management
                      Agreements.................................. .........16
         Information About the Trust and the                                22

         Funds.......................................................

         Additional Information About Voting and The Shareholders Meeting.. 26

-------- ------------------------------------------------------------------

                    PROXY OR VOTING INSTRUCTION CARD ENCLOSED

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Templeton Variable Products Series Fund (the "Trust"), consisting of the following series: Templeton Stock Fund ("Stock Fund"); Templeton Bond Fund ("Bond Fund"); Templeton International Fund ("International Fund"); Templeton Asset Allocation Fund ("Asset Allocation Fund"); Templeton Developing Markets Fund ("Developing Markets"); and Templeton Money Market Fund ("Money Market Fund") (each a "Fund" and, collectively, the "Funds"):

A Special Meeting (the "Meeting") of shareholders of each of the Funds will be held at ____________________________ on Monday, February 10, 1997 at 10:00 A.M.
(EST).

During the Meeting, shareholders of the Trust will vote on four proposals:

          Electing Trustees of the Trust to hold office for the terms specified;

          Ratifying or rejecting the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1997; and

          Approving or disapproving new Investment Management Agreements between Templeton Investment Counsel, Inc. and the Trust on behalf of Stock Fund, Asset Allocation Fund and International Fund, respectively, as described in this proxy statement, which increase the investment management fee. (Votes of shareholders of each such Fund will be counted separately for the Investment Management Agreements with their respective Funds.)

          Transaction of any other business as may properly come before the Meeting.

                                     By Order of the Board of Trustees,

                                     Barbara J. Green, Secretary

January 13, 1997

------------------------------------------------------------------------
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
                                 PROXY STATEMENT

         INFORMATION ABOUT VOTING:

         WHO IS ASKING FOR MY VOTE?

         The enclosed proxy is solicited by and on behalf of the management of Templeton Variable Products Series Fund (the "Trust") for use at a Meeting of Shareholders to be held on Monday, February 10, 1997, and, if your Fund's Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting.

         WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on December 9, 1996 are entitled to be present and to vote at the Meeting or any adjourned Meeting. As of the record date, certain insurance companies were the shareholders of record of each of the Funds (collectively the "Insurance Companies"). Each such Insurance Company will vote shares of the Fund or Funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares are held. Accordingly, this Proxy Statement is intended to be used by the Insurance Companies in obtaining such voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to shareholders of record and Contract Owners on or about January 13, 1997.

         Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with the shareholders' instructions. If no instructions are made, the proxy will be voted in accordance with the Trustees' recommendations.

         In the event that a Contract Owner gives no instructions (does not return the voting instruction card) or leaves the voting discretionary, the relevant Insurance Company will vote the shares of the appropriate Funds attributable to the Contract Owner in the same proportion as shares of each Fund for which it has received instructions.

         Voting on Proposals 1, 2 and 4 shall be tabulated on a Trust-wide basis, with shares of all Funds voting together as a single class, while voting on Proposal 3 shall be tabulated separately for each relevant Fund.

         ON WHAT ISSUES AM I BEING ASKED TO VOTE?

         You are being asked to vote on four proposals:

                   Electing nominees to the position of Trustee;

                   Ratifying or rejecting  the  selection of McGladrey & Pullen,
                  LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997;

                   Approving   or   disapproving   new   Investment   Management
                  Agreements between Templeton Investment Counsel, Inc. ("TICI" or "Investment Manager") and the Trust on behalf of Stock Fund, Asset Allocation Fund and International Fund, respectively, as described in this proxy statement, which increase the investment management fee. (Votes of shareholders of each such Fund will be counted separately for the Investment Management Agreements for their respective Funds); and

                   Transaction of any other business that may properly come before the Meeting.

                   The following table sets forth the proposals that apply to your Fund. On proposals 1, 2 and 4, all Funds will vote together as a single class. Proposal 3 relates to approval or disapproval of new investment management agreements for certain Funds:



                                            ASSET                                         DEVELOPING       MONEY
                                         ALLOCATION   BOND      INTERNATIONAL   STOCK    MARKETS FUND   MARKET FUND
                     PROPOSAL               FUND       FUND         FUND         FUND

            1. (Trustees)                     X          X            X            X           X             X

            2. (Auditors)                     X          X            X            X           X             X

            3. (Advisory Agreements)          X                       X            X

            4. (Other matters)                X          X            X            X           X             X



         WHAT VOTE IS REQUIRED?

         A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1. A majority of the shares present in person or by proxy at the Meeting is sufficient to approve Proposal 2. Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (a) 67% of each Fund's shares present at the Meeting in person or by proxy, or
         (b) a majority of each Fund's outstanding shares.

         HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

         The Trustees recommend that you vote:

                   FOR electing all nominees as Trustees of the Trust;

                   FOR ratifying the selection of McGladrey & Pullen, LLP as independent auditors for the Trust;

                   FOR approving each of the new Investment Management Agreements; and

                   FOR the  proxyholders to vote, in their  discretion, on any other business that may properly come before the Meeting.

         CAN I REVOKE MY VOTING INSTRUCTION?

         You may revoke your voting instruction at any time before it is voted by (1) delivering a written revocation to the Secretary of the Trust,
         (2) forwarding to the Trust a later-dated proxy that is received by the Trust on or before February 7, 1997, or (3) attending the Meeting and voting in person.

         THE PROPOSALS

         PROPOSAL 1.  ELECTING TRUSTEES

         HOW ARE NOMINEES SELECTED?

         The Board of Trustees of the Trust (the "Board") has established a Nominating and Compensation Committee (the "Committee") consisting of Messrs. Hines and Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

         WHO ARE THE NOMINEES?

         All of the nominees are currently directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"), and all of the nominees except Constantine Dean Tseretopoulos and Edith E. Holiday are currently members of the Board.

         Certain nominees hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16% respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). There are no family relationships among any of the Trustees or nominees for Trustees other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

         In order to be elected as Trustees the nominees must receive the vote of a majority of the shares of all Funds, voting together as a single class. The Trustees serve until their successors are elected and qualified.

         Each nominee has consented to serve as Trustee if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

         Listed below, for each nominee, is a brief description of recent professional experience:


                                                                                                            SHARES OWNED
                                                                                                       BENEFICIALLY AND % OF

                 NAME AND OFFICES                PRINCIPAL OCCUPATION DURING          DIRECTOR          TOTAL OUTSTANDING ON
                  WITH THE FUND                    PAST FIVE YEARS AND AGE              SINCE              DECEMBER, 1996

          -------------------------------    -------------------------------------    -----------     -------------------------
          HARRIS J. ASHTON                   Chairman  of  the  board,  president        1992                   -0-
          TRUSTEE                            and  chief   executive   officer  of
                                             General Host Corporation (nursery
                                             and craft centers);  director of RBC
                                             Holdings   (U.S.A.)   Inc.  (a  bank
                                             holding  company)  and Bar-S  Foods;
                                             and  director  or  trustee  of 56 of
                                             the  investment   companies  in  the
                                             Franklin  Templeton  Group of Funds.
                                             Age 64.



                                                                                                            SHARES OWNED
                                                                                                       BENEFICIALLY AND % OF

                 NAME AND OFFICES                PRINCIPAL OCCUPATION DURING          DIRECTOR          TOTAL OUTSTANDING ON
                  WITH THE FUND                    PAST FIVE YEARS AND AGE              SINCE              DECEMBER, 1996

          -------------------------------    -------------------------------------    -----------     -------------------------
          NICHOLAS F. BRADY*                 Chairman   of   Templeton   Emerging        1994                   -0-
          TRUSTEE                            Markets    Investment   Trust   PLC;
                                             chairman of Templeton Latin America
                                             Investment  Trust PLC;  chairman  of
                                             Darby  Overseas  Investments,   Ltd.
                                             (an         investment         firm)
                                             (1994-present);     chairman     and
                                             director  of  Templeton  Central and
                                             Eastern  European Fund;  director of
                                             the   Amerada   Hess    Corporation,
                                             Christiana  Companies,  and the H.J.
                                             Heinz Company;  formerly,  Secretary
                                             of the United  States  Department of
                                             the   Treasury    (1988-1993)    and
                                             chairman  of the  board  of  Dillon,
                                             Read   &   Co.   Inc.    (investment
                                             banking)    prior   to   1988;   and
                                             director  or  trustee  of 23 of  the
                                             investment    companies    in    the
                                             Franklin  Templeton  Group of Funds.
                                             Age 66.

          S. JOSEPH FORTUNATO                Member  of the law  firm of  Pitney,        1992                   -0-
          TRUSTEE                            Hardin,  Kipp & Szuch;  director of
                                             General Host  Corporation  (nursery
                                             and craft centers); and director or
                                             trustee  of  58 of  the  investment
                                             companies in the Franklin Templeton
                                             Group of Funds. Age 64.

          ANDREW H. HINES, JR.               Consultant    for    the    Triangle        1992                   -0-
          TRUSTEE                            Consulting   Group;   chairman   and
                                             director     of    Precise     Power
                                             Corporation;  executive-in-residence
                                             of  Eckerd  College  (1991-present);
                                             director   of   Checkers    Drive-In
                                             Restaurants,     Inc.;     formerly,
                                             chairman  of  the  board  and  chief
                                             executive    officer    of   Florida
                                             Progress   Corporation   (1982-1990)
                                             and   director  of  various  of  its
                                             subsidiaries;   and  officer  and/or
                                             director  or  trustee  of 24 of  the
                                             investment    companies    in    the
                                             Franklin  Templeton  Group of Funds.
                                             Age 73



                                                                                                            SHARES OWNED
                                                                                                       BENEFICIALLY AND % OF

                                                 PRINCIPAL OCCUPATION DURING          DIRECTOR          TOTAL OUTSTANDING ON
                 NAME AND OFFICES                  PAST FIVE YEARS AND AGE              SINCE              DECEMBER, 1996
                  WITH THE FUND
          -------------------------------    -------------------------------------    -----------     -------------------------
          EDITH E. HOLIDAY                   Director  (1993 - present) of                **                    -0-
                                             Amerada   Hess    Corporation   and
                                             Hercules Incorporated;  director of
                                             Beverly      Enterprises,      Inc.
                                             (1995-present)   and  H.  J.  Heinz
                                             Company  (1994-present);   chairman
                                             (1995-present)      and     trustee
                                             (1993-present)  of  National  Child
                                             Research     Center;      formerly,
                                             assistant  to the  President of the
                                             United  States and Secretary of the
                                             Cabinet    (1990-1993),     general
                                             counsel   to  the   United   States
                                             Treasury  Department   (1989-1990),
                                             and  counselor to the Secretary and
                                             Assistant   Secretary   for  Public
                                             Affairs and Public Liaison - United
                                             States     Treasury      Department
                                             (1988-1989);    and   director   or
                                             trustee  of  15 of  the  investment
                                             companies in the Franklin Templeton
                                             Group of Funds. Age .

          CHARLES B. JOHNSON*                President,  chief executive officer,        1995                   -0-
          CHAIRMAN OF THE BOARD AND          and director of Franklin  Resources,
          VICE PRESIDENT                     Inc.;  chairman  of  the  board  and
                                             director of Franklin Advisers,  Inc.
                                             and        Franklin        Templeton
                                             Distributors,   Inc.;   director  of
                                             General  Host  Corporation  (nursery
                                             and   craft    centers),    Franklin
                                             Templeton  Investor  Services,  Inc.
                                             and  Templeton   Global   Investors,
                                             Inc.; and officer  and/or  director,
                                             trustee    or    managing    general
                                             partner,  as the  case  may  be,  of
                                             most other  subsidiaries of Franklin
                                             Resources,   Inc.   and  56  of  the
                                             investment    companies    in    the
                                             Franklin  Templeton  Group of Funds.

                                             Age. 63.



                                                                                                            SHARES OWNED
                                                                                                       BENEFICIALLY AND % OF

                 NAME AND OFFICES                PRINCIPAL OCCUPATION DURING          DIRECTOR          TOTAL OUTSTANDING ON
                  WITH THE FUND                    PAST FIVE YEARS AND AGE              SINCE              DECEMBER, 1996

          -------------------------------    -------------------------------------    -----------     -------------------------
          BETTY P. KRAHMER                   Director   or   trustee  of  various        1990                   -0-
          TRUSTEE                            civic    associations;     formerly,
                                             economic analyst, U.S. government;
                                             and director or trustee of 23 of
                                             the  investment companies in the
                                             Franklin Templeton Group of Funds.
                                             Age 67.

          GORDON S. MACKLIN                  Chairman of White River  Corporation        1994                   -0-
          TRUSTEE                            (information services);  director of
                                             Fund America Enterprises  Holdings,
                                             Inc.,      MCI       Communications
                                             Corporation,     Fusion     Systems
                                             Corporation,  Infovest Corporation,
                                             MedImmune,    Inc.,    Source   One
                                             Mortgage Services Corporation,  and
                                             Shoppers  Express,   Inc.  (on-line
                                             shopping    service);     formerly,
                                             chairman  of  Hambrecht  and  Quist
                                             Group,  director of H&Q  Healthcare
                                             Investors   and   Lockheed   Martin
                                             Corporation,  and  president of the
                                             National  Association of Securities
                                             Dealers,   Inc.;  and  director  or
                                             trustee  of  53 of  the  investment
                                             companies in the Franklin Templeton
                                             Group of Funds. Age 68.

          FRED R. MILLSAPS                   Manager  of   personal   investments        1994                   ***
          TRUSTEE                            (1978-present);  director of various
                                             business       and        nonprofit
                                             organizations;  formerly,  chairman
                                             and  chief  executive   officer  of
                                             Landmark    Banking     Corporation
                                             (1969-1978),     financial     vice
                                             president  of  Florida   Power  and
                                             Light    (1965-1969),    and   vice
                                             president  of The  Federal  Reserve
                                             Bank of  Atlanta  (1958-1965);  and
                                             director  or  trustee  of 24 of the
                                             investment    companies    in   the
                                             Franklin Templeton Group of Funds.
                                             Age 67.



                                                                                                            SHARES OWNED
                                                                                                       BENEFICIALLY AND % OF

                 NAME AND OFFICES                PRINCIPAL OCCUPATION DURING          DIRECTOR          TOTAL OUTSTANDING ON
                  WITH THE FUND                    PAST FIVE YEARS AND AGE              SINCE              DECEMBER, 1996
          -------------------------------    -------------------------------------    -----------     -------------------------
          CONSTANTINE DEAN TSERETOPOULOS     Physician, Lyford Cay Hospital               **
          TRUSTEE                            (July 1987-present); Cardiology
                                             fellow,   University   of  Maryland
                                             (July  1985-July  1987);   internal
                                             medicine intern;  Greater Baltimore
                                             Medical   Center  (July   1982-July
                                             1985);  and director or trustee of_
                                             of the investment  companies in the
                                             Franklin Templeton Group of Funds.


         ---------------------------------------

          * NICHOLAS F. BRADY AND CHARLES B. JOHNSON ARE "INTERESTED PERSONS" AS DEFINED BY THE INVESTMENT COMPANY ACT
                 OF 1940 (THE "1940 ACT"). THE 1940 ACT STIPULATES THAT INTERESTED PERSONS CAN COMPRISE NO MORE THAN 60% OF
                 A FUND'S BOARD OF DIRECTORS/TRUSTEES.  CHARLES B. JOHNSON
                 IS AN  INTERESTED  PERSON DUE TO HIS  OWNERSHIP
                 INTEREST IN RESOURCES. MR. BRADY'S STATUS AS AN INTERESTED PERSON RESULTS FROM HIS BUSINESS AFFILIATIONS WITH RESOURCES AND TEMPLETON GLOBAL ADVISORS LTD. MR. BRADY AND RESOURCES ARE BOTH LIMITED PARTNERS OF DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY ESTABLISHED DARBY OVERSEAS IN FEBRUARY 1994, AND IS CHAIRMAN AND SHAREHOLDER OF THE CORPORATE GENERAL PARTNER OF DARBY OVERSEAS. IN ADDITION, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LTD. ARE LIMITED PARTNERS OF DARBY EMERGING MARKETS FUND, L.P. THE REMAINING NOMINEES AND TRUSTEES OF THE TRUST ARE NOT INTERESTED PERSONS (THE "INDEPENDENT TRUSTEES").

          ** DR. TSERETOPOULOS AND MS. HOLIDAY ARE NOT CURRENTLY TRUSTEES OF THE TRUST.

          *** LESS THAN 0.01%. SUCH TRUSTEES HAVE AN INTEREST IN SHARES OF ONE OR MORE FUNDS THROUGH VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES.

         HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

         The Trustees generally meet quarterly to review the operations of the Funds and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the level of assets in the fund. Accordingly, the Trust pays the Independent Trustees and Mr. Brady an annual retainer of $6,000 and a fee of $500 per meeting of the Board and its committees attended, including the Audit Committee and the Nominating and Compensation Committee. Independent Trustees are reimbursed by the Trust for any expenses incurred in attending Board meetings.

         During the fiscal year ended December 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

         Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by TICI and its affiliates. TICI or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust or Fund expenses.

         The following table shows the compensation paid to Independent Trustees and Mr. Brady by the Trust and by the Franklin Templeton Group of
         Funds:


                                                                   NUMBER OF BOARDS WITHIN        TOTAL COMPENSATION
                                                                  THE FRANKLIN TEMPLETON         FROM THE FRANKLIN
                                              AGGREGATE                     GROUP                 TEMPLETON GROUP OF
                                          COMPENSATION FROM       OF FUNDS ON WHICH TRUSTEE            FUNDS**
                NAME OF TRUSTEE               THE TRUST*                   SERVES
           ---------------------------    -------------------    ----------------------------    ---------------------
           Harris J. Ashton                     $7,350                       55                       $327,925
           Nicholas F. Brady                     7,350                       24                         98,225
           F. Bruce Clarke***                    7,697                       19                         83,350
           Hasso-G von
               Diergardt-Naglo***                7,697                       19                         77,350
           S. Joseph Fortunato                   7,350                       57                        344,745
           Andrew H. Hines, Jr.                  8,027                       23                        106,325
           Betty P. Krahmer                      7,350                       23                         93,475
           Gordon S. Macklin                     7,680                       52                        321,525
           Fred R. Millsaps                      7,697                       23                        104,325
           Edith Holiday                             0                        -                              0
           Constantine Dean                          0                        -                         22,975
           Tseretopoulos

         </TABLE.>

         -----------------------------------

               *  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995.

              **  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1995.

             ***  MESSRS.  CLARKE  AND VON  DIERGARDT-NAGLO  SERVED AS  TRUSTEES
                  DURING THE TRUST'S  LAST FISCAL YEAR BUT DECLINED TO STAND FOR
                  RE-ELECTION.

         WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

         Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:



                                                                             PRINCIPAL OCCUPATION
                        NAME AND OFFICES WITH FUND                      DURING PAST FIVE YEARS AND AGE
                  --------------------------------------            --------------------------------------

                   CHARLES B. JOHNSON                                See Proposal  1, "Electing
                   CHAIRMAN AND VICE PRESIDENT                       Trustees".
                   SINCE 1995

                   CHARLES E. JOHNSON                                Senior vice  president  and  director
                   PRESIDENT SINCE 1996                              of Franklin  Resources,  Inc.; senior
                                                                     vice president of Franklin  Templeton
                                                                     Distributors,   Inc.;  president  and
                                                                     chief executive  officer of Templeton
                                                                     Worldwide,    Inc.;   president   and
                                                                     director  of  Franklin  Institutional
                                                                     Services  Corporation;   chairman  of
                                                                     the  board  of  Templeton  Investment
                                                                     Counsel,    Inc.;    officer   and/or
                                                                     director,  as the  case  may  be,  of
                                                                     other    subsidiaries   of   Franklin
                                                                     Resources,  Inc.;  and officer and/or
                                                                     director  or  trustee  of 39  of  the
                                                                     investment  companies in the Franklin
                                                                     Templeton Group of Funds. Age 40.


                   RUPERT H. JOHNSON, JR.                            Executive vice president and
                   VICE PRESIDENT SINCE 1996                         director of Franklin Resources, Inc. and
                                                                     Franklin Templeton Distributors, Inc.;
                                                                     president and director of Franklin
                                                                     Advisers, Inc.; director of Franklin
                                                                     Templeton Investor Services, Inc.; and
                                                                     officer and/or director, trustee or
                                                                     managing general partner, as the case
                                                                     may be, of most other subsidiaries
                                                                     of Franklin Resources, Inc. and 60
                                                                     of the investment companies in  the
                                                                     Franklin Templeton Group ofFunds.  Age
                                                                     56.

                   HARMON E. BURNS                                   Executive vice  president,  secretary
                   VICE PRESIDENT SINCE 1996                         and  director of Franklin  Resources, Inc.;
                                                                     executive vice president and director of
                                                                     Franklin Templeton Distributors, Inc.;
                                                                     executive vice president of Franklin
                                                                     Advisers, Inc.; officer and/ordirector,
                                                                     as the case may be, of other subsidiaries
                                                                     of Franklin Resources, Inc.; and
                                                                     officer and/or director or trustee of
                                                                     60 of the investment companies in the
                                                                     Franklin Templeton Group of Funds. Age
                                                                     51.

                   DEBORAH R. GATZEK                                 Senior  vice  president  and  general
                   VICE PRESIDENT SINCE 1996                         counsel of Franklin Resources,  Inc.;
                                                                     senior vice  president of Franklin
                                                                     Templeton Distributors, Inc.;  vice
                                                                     presiden of Franklin Advisers,
                                                                     Inc.;  and officer  of 60  of  the
                                                                     investment  companies in the Franklin
                                                                     Templeton Group o Funds. Age
                                                                     47.

                   ELIZABETH M. KNOBLOCK                             General   counsel,   secretary   and  a
                   VICE PRESIDENT - COMPLIANCE                       senior  vice   president  of  Templeton
                   SINCE 1996                                       Investment  Counsel,   Inc.;  formerly,
                                                                     vice  president and  associate  general
                                                                     counsel  of Kidder  Peabody & Co.  Inc.
                                                                     (1989-1990),  assistant general counsel
                                                                     of  Gruntal & Co.,  Inc.  (1988),  vice
                                                                     president   and    associate    general
                                                                     counsel of Shearson  Lehman Hutton Inc.
                                                                     (1988),  vice  president  and assistant
                                                                     general  counsel  of E.F.  Hutton & Co.
                                                                     Inc.  (1986-1988),  and special counsel
                                                                     of   the    division   of    investment
                                                                     management   of  the   Securities   and
                                                                     Exchange  Commission  (1984-1986);  and
                                                                     officer   of  23  of   the   investment
                                                                     companies  in  the  Franklin  Templeton
                                                                     Group of Funds. Age 44.

                   MARK G. HOLOWESKO                                 President  and  director  of  Templeton
                   VICE PRESIDENT SINCE 1994                         Global    Advisors    Limited;    chief
                                                                     investment  officer  of  global  equity
                                                                     research   for   Templeton   Worldwide,
                                                                     Inc.;  president  or vice  president of
                                                                     the    Templeton    Funds;    formerly,
                                                                     investment  administrator with Roy West
                                                                     Trust  Corporation   (Bahamas)  Limited
                                                                     (1984-1985);  and  officer of 23 of the
                                                                     investment  companies  in the  Franklin
                                                                     Templeton Group of Funds. Age 36.


                                                                            PRINCIPAL OCCUPATION
                        NAME AND OFFICES WITH FUND                      DURING PAST FIVE YEARS AND AGE
                   -------------------------------------            --------------------------------------

                   MARTIN L. FLANAGAN                                Senior vice  president,  treasurer  and
                   VICE PRESIDENT SINCE 1994                         chief  financial  officer  of  Franklin
                                                                     Resources, Inc.;director and executive
                                                                     vice president of Templeton Investment
                                                                     Counsel, Inc.; director,president
                                                                     and chief executive officer of Templeton
                                                                     Global Investors, Inc.; a member of
                                                                     the International Society  of Financial
                                                                     Analysts and the American Institute
                                                                     of Certified PublicAccountants;
                                                                     formerly,accountant with Arthur
                                                                     Andersen  & Company (1982-1983); officer
                                                                     and/or director, as the case may be,  of
                                                                     other subsidiaries of Franklin
                                                                     Resources,Inc.; and officer
                                                                     and/or director ortrustee  of
                                                                     60  of  the investment companies
                                                                     in  the Franklin Templeton
                                                                     Group of Funds.  Age 36

                   SAMUEL J. FORESTER, JR.                           President of the Templeton  Global Bond
                   VICE PRESIDENT SINCE 1994                         Managers    Division    of    Templeton
                                                                     Investment Counsel,  Inc.; president or
                                                                     vice   president  of  other   Templeton
                                                                     Funds;    founder    and   partner   of
                                                                     Forester,      Hairston      Investment
                                                                     Management    (1989-1990);     managing
                                                                     director  (Mid-East  Region) of Merrill
                                                                     Lynch,  Pierce,  Fenner  &  Smith  Inc.
                                                                     (1987-1988);  advisor for Saudi Arabian
                                                                     Monetary Agency (1982-1987).  Age 48.

                   JOHN R. KAY                                       Vice   president   and   treasurer   of
                   VICE PRESIDENT SINCE 1994                         Templeton  Global  Investors,  Inc. and
                                                                     Templeton  Worldwide,  Inc.;  assistant
                                                                     vice  president  of Franklin  Templeton
                                                                     Distributors,   Inc.;  formerly,   vice
                                                                     president   and   controller   of   the
                                                                     Keystone  Group,  Inc.;  and officer of
                                                                     27 of the  investment  companies in the
                                                                     Franklin  Templeton Group of Funds. Age
                                                                     56.



                                                                             PRINCIPAL OCCUPATION
                        NAME AND OFFICES WITH FUND                      DURING PAST FIVE YEARS AND AGE
                   --------------------------------------            --------------------------------------
                   THOMAS LATTA                                      Vice   president  of  the   Templeton
                   VICE PRESIDENT SINCE 1994                         Global  Bond  Managers   division  of
                                                                     Templeton  Investment Counsel,  Inc.;
                                                                     vice  president of various  Templeton
                                                                     Funds;  formerly,  portfolio manager,
                                                                     Forester  &   Hairston   (1988-1991);
                                                                     investment  adviser,  Merrill  Lynch,
                                                                     Pierce,  Fenner & Smith  Incorporated
                                                                     (1981-1988).  Age 35.

                   BARBARA J. GREEN                                  Senior vice  president  of  Templeton
                   SECRETARY SINCE 1996                              Worldwide,  Inc. and Templeton Global
                                                                     Investors,   Inc.;  formerly,  deputy
                                                                     director    of   the    Division   of
                                                                     Investment   Management,    executive
                                                                     assistant  and senior  advisor to the
                                                                     chairman,  counselor to the chairman,
                                                                     special counsel and attorney  fellow,
                                                                     U.S.    Securities    and    Exchange
                                                                     Commission   (1986-1995),   attorney,
                                                                     Rogers & Wells,  and judicial  clerk,
                                                                     U.S.   District  Court  (District  of
                                                                     Massachusetts);  and  secretary of 23
                                                                     of the  investment  companies  in the
                                                                     Franklin  Templeton  Group of  Funds.
                                                                     Age 49.


                   JAMES R. BAIO                                     Certified public  accountant;  senior
                   TREASURER SINCE 1994                              vice     president    of    Templeton

                                                                     Worldwide,
                                                                     Inc.,
                                                                     Templeton
                                                                     Global
                                                                     Investors,
                                                                     Inc.,   and
                                                                     Templeton
                                                                     Funds Trust
                                                                     Company;
                                                                     formerly,
                                                                     senior  tax
                                                                     manager
                                                                     with  Ernst
                                                                     &     Young
                                                                     (certified
                                                                     public
                                                                     accountants)
                                                                     (1977-1989);
                                                                     and
                                                                     treasurer
                                                                     of   23  of
                                                                     the
                                                                     investment
                                                                     companies
                                                                     in      the
                                                                     Franklin
                                                                     Templeton
                                                                     Group    of
                                                                     Funds.  Age
                                                                     42.


         THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE NOMINEES.

PROPOSAL 2.  RATIFYING OR REJECTING INDEPENDENT AUDITORS

         HOW IS AN INDEPENDENT AUDITOR SELECTED?

         The Board established a standing Audit Committee consisting of Messrs. Hines and Millsaps, both of whom are Independent Trustees. The Audit Committee reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

         WHICH INDEPENDENT AUDITOR DID THE BOARD OF TRUSTEES SELECT?

         For the current fiscal year, the Trustees selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditor of the Trust since its inception in 1988, and have examined and reported on the fiscal year-end financial statements, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Trust or the Funds.

         Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         Approval by a majority of the shares of all Funds voting together as a single class is necessary to ratify the selection of auditors.

  THE TRUSTEES RECOMMEND THAT YOU VOTE FOR RATIFYING THE INDEPENDENT AUDITORS

    PROPOSAL 3.  APPROVING OR DISAPPROVING NEW INVESTMENT MANAGEMENT AGREEMENTS

         You are being asked to approve new Investment Management Agreements (the "Proposed Agreements") between TICI and the Trust on behalf of Asset Allocation Fund, International Fund and Stock Fund. The Proposed Agreements would replace each Fund's existing Investment Management Agreement (the "Current Agreement"), between TICI and the Trust on behalf of such Funds. In order for the Proposed Agreements to become effective, the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Proposed Agreements be approved by the Trust's Board and each such Fund's shareholders. The Trustees of the Trust, including those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreements (the "Independent Trustees"), approved the Proposed Agreements in person at a meeting held on December 3, 1996. Through this revised fee structure, the Trustees believe the Funds' Investment Manager will be in a better position to retain and attract capable personnel to serve the Funds and to continue to furnish high quality services to the Funds.

         The Proposed Agreements are identical in all material respects to the Current Agreement except that the Proposed Agreements reflect an increase in the investment management fee payable to TICI as follows:


                   FUND                CURRENT FEE (ANNUAL RATE)*               PROPOSED FEE (ANNUAL RATE)*

            -------------------    -----------------------------------    -----------------------------------------

            Asset Allocation       .50% up to $200 million, 0.45% up      0.65% up to $200 million,
                                   to $1.3 billion 0.40% over  $1.3       0.585% up to $1.3 billion
                                   billion.                               0.52% over $1..3 billion.

            International          0.50% up to $200 million, 0.45%        0.75% up to $200 million
                                   up to $1.3 billion 0.40% over          0.675% up to $1..3 billion
                                   $1.3 billion                           0.60% over  $1.3 billion

            Stock                  0.50% up to $200 million, 0.45%        0.75% up to $200 million
                                   up to $1.3 billion 0.40% over          0.675% up to $1.3 billion
                                   $1.3 billion                           0.60% over  $1.3 billion


          -----------------------------------------

            *      BASED UPON AVERAGE DAILY NET ASSETS.

         The Current Agreement and the Proposed Agreements, including the services to be provided, terms relating to compensation, and procedures for termination and renewal, are described below under "What are the terms of the Current and Proposed Agreements?" The description of the Proposed Agreements is qualified in its entirety by reference to the form of Proposed Agreements set forth in Appendix A to this proxy statement. Additional information about TICI is set forth below under "Other Information."

         WHAT ARE THE TERMS OF THE CURRENT AND PROPOSED AGREEMENTS?

         THE CURRENT AGREEMENT. The Current Agreement, dated October 30, 1992, provides that TICI shall render investment management services to each of the Funds subject to the control and supervision of the Trustees of the Trust. The shareholders of each Fund approved the Current Agreement on October 30, 1992. By its terms, the Current Agreement will continue in effect from year to year so long as it is approved annually by the Trustees (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Current Agreement must be approved by a majority of the Trust's Independent Trustees. The Current Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The Board last approved continuance of the Current Agreement through April 30, 1997, at a meeting held on February 23, 1996.

         Under the Current Agreement, subject to the control and supervision of the Trustees, TICI manages the investment and reinvestment of each Fund's assets in accordance with each Fund's investment objectives and policies, makes all determination with respect to buying, holding, and selling each Fund's securities as well as exercising any investment security rights, including voting rights. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Funds, including trading desk facilities or daily pricing of the Funds' portfolios, although those services are provided for some other investment companies by their investment managers. In performing duties under the Current Agreement, TICI is required to comply with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and each Fund's stated investment objective policies and restrictions.

         The Current Agreement provides that TICI will abide by the Funds' brokerage policies when selecting broker-dealers to execute portfolio transactions for the Funds. Although the services provided by broker-dealers may incidentally help TICI reduce its expenses or otherwise benefit TICI, its clients, its affiliates, and the Funds, the value of these services is indeterminable and TICI's fee is not reduced by any offsetting or compensating arrangement.

         When TICI determines to buy or sell the same securities for a Fund that TICI has recommended for one or more of its other clients or for clients of its affiliates, the orders will be placed for execution by methods determined by TICI, with approval by the Board, to be impartial and fair, in order to seek good results for all parties. Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the compliance officer of the Trust so that Independent the Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

         The Current Agreement also provides that TICI, its directors, officers, employees or agents will have no liability to the Funds or any shareholder of the Funds for any error in judgment, mistake of law, or for loss arising out of any investment or other act or omission in the performance of its duties, except for any liability, loss or damage resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

For the fiscal year ended December 31, 1995, TICI received the following fees from the Funds:


                                                           TOTAL FEES RECEIVED BY TICI
                                 FUND                        FISCAL YEAR ENDED 12/31/95

                     -----------------------------        ---------------------------------
                     Asset Allocation                               $ 1,662,023
                     Stock                                          $ 2,102,259
                     International                                  $ 1,222,834

         THE PROPOSED AGREEMENTS. Except for the change in the investment management fee described above on page 17, the Current Agreement and the Proposed Agreements are substantially the same. If approved, each of the Proposed Agreements will continue in effect until February, 1999, and thereafter from year to year as long as approved annually by the Trustees at a meeting called for that purpose or by a vote of each Fund's shareholders, and by a vote of a majority of the Independent Trustees. If the Proposed Agreements are not approved by the shareholders, the Current Agreement will remain in effect through April 30, 1997.

         COMPARISON OF FEES AND EXPENSES UNDER THE CURRENT AGREEMENT AND THE PROPOSED AGREEMENTS. The following tables and examples are provided to help you understand and compare the various costs and expenses of each Fund that would be borne directly or indirectly by the shareholders of each Fund under the Current Agreement and the Proposed Agreements.

         THE TABLES INCLUDE ONLY EXPENSES AND FEES CHARGED AT THE FUND LEVEL AND DO NOT REFLECT SEPARATE ACCOUNT OR CONTRACT-BASED FEES AND EXPENSES.


                                                                FISCAL YEAR ENDED DECEMBER 31, 1995

           Effective Management Fee Rate         STOCK                      INTERNATIONAL           ASSET ALLOCATION

            - Current Agreement                             .47%                      .49%                        .48%
                                                 ----------------         -----------------
                                                                                                      -----------------
            - Proposed Agreements                           .69%                      .71%                        .62%
                                                 ----------------                                     -----------------
                                                                          -----------------
            - Percentage Change                             .22%                      .22%                        .14%
                                                 ----------------         -----------------           -----------------

           Expense Ratio

           ---------------------------------
            - Current Agreement                             .66%                      .71%                        .66%
                                                 ----------------
                                                                          -----------------           -----------------
            - Proposed Agreements                           .88%                      .93%                        .80%
                                                 ----------------         -----------------           -----------------
            - Percentage Change                             .22%                      .22%                        .14%
                                                                          -----------------
                                                 ----------------                                     -----------------

           Management Fee

           ---------------------------------
            - Current Agreement                  $2,102,259               $1,222,834                  $1,662,023
                                                                                                      -----------------
                                                 ----------------         -----------------
            - Proposed Agreements                $3,092,462               $1,821,937                  $2,162,022
                                                                                                      -----------------
                                                 ----------------         -----------------
            - Difference between                 $990,203                 $599,103                    $499,999
                                                 ----------------         -----------------           -----------------
               aggregate amounts

                                                 ---------------- ------- ----------------- --------- -----------------

                 AVERAGE NET ASSETS OF FUND      $444,994,144             $249,528,820                $347,354,142
                                                 ----------------         -----------------           -----------------

         Shown below is a comparison of fees and expenses the Funds incurred during the fiscal year ended December 31, 1995, and the fees and expenses the Funds would have incurred had the proposed fee increase been in effect. The table includes only expenses and fees charged at the Fund level and does not reflect separate account or contract-based fees and expenses.


                                                 Stock Fund              International Fund          Asset Allocation Fund

                                         ---------------------------    ----------------------      ------------------------
           Annual Fund Expenses           CURRENT    PROPOSED        CURRENT    PROPOSED        CURRENT     PROPOSED
                                          -------    --------        -------    --------        -------     --------
           --------------------------
                                         ---        ---              ---       ---             ---         ---
          Management Fees                  .49%        .69%            .49%       .71%            .48%        .62%
                                           ----        ----            ----       ----            ----        ----
          Distribution Fees                None        None            None       None            None        None
          Other Expenses                   .19%        .19%            .22%       .22%            .18%        .18%
                                           ----        ----          - ----       ----            ----        ----

                                         ---------- ------------ --- --------- ----------- --- ----------- -----------
                 TOTAL FUND EXPENSES       .66%        .88%            .71%       .93%            .66%        .80%
                                           ----        ----            ----       ----            ----        ----


         The following example illustrates, for both the existing fee schedule and the proposed fee increase, the expenses you would incur on a $1000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. This is an illustration only and does not reflect separate account or contract expenses. Actual expenses and performance may be more or less than shown.


                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                    ------       -------      -------     --------

                   STOCK FUND

                       Current                        $7           $21        $__37_       $__82_
                                                                                 --           --
                                                               ------------
                                                  ------------
                       Proposed                        9           28          ___49       __108_
                                                                                  --         ---
                                                  ------------ ------------
                   INTERNATIONAL FUND

                       Current                        $7           $23        $__40_       $__88_
                                                                                 --           --
                                                               ------------
                       Proposed                        9           30         ___51_       _ 114_
                                                                                 --         -----
           -----------                            ------------ ------------
                   ASSET ALLOCATION FUND

                       Current                        $7         $__21_       $__37_       $__82_
                                                                    --           --           --
                                                  ------------
                       Proposed                        9          __26_        __44_       ___99_
                                                                    --           --           --
                                                  ------------


         HOW HAVE THE FUNDS PERFORMED UNDER THE INVESTMENT MANAGER'S DIRECTION [Proxy statement will include SEC standardized performance data.]

         WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSED AGREEMENTS?

         [The following section is preliminary and will be revised as necessary to reflect the Board's actions at the 12/3/96 meeting.]

         In determining whether or not it was appropriate to approve the Proposed Agreements which increase the investment management fees payable to TICI and to recommend approval to shareholders, the Trustees considered various matters and extensive information provided by TICI and the Trust's legal counsel, Dechert, Price & Rhoads. The nature of the matters to be considered and the standards to be used by the Trustees in reaching their decision were reviewed by the Trust's legal counsel and Brian Lorenz, legal counsel to the Independent Trustees. After review and discussions of the information provided, the Independent Trustees met separately to discuss the information and consider the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

         The Independent Trustees first examined the nature, quality and scope of the services provided to the Funds by TICI. Second, they reviewed the basis for an increase in the investment management fee and analyzed the fee schedule proposed by TICI in terms of investment management fees charged by TICI and other investment advisers. Finally the Independent Trustees examined mutual fund-related revenues and expenses of TICI.

         The Independent Trustees were provided with data as to the qualifications of TICI's personnel, the quality and extent of the services rendered, and its commitments to its mutual fund advisory business. The Independent Trustees also considered data presented by TICI showing the extent to which it had substantially expanded its investment personnel and other services, including significant continuing upgrading and development of its computer and communication systems, dedicated to its mutual fund advisory activities, both in the United States and abroad. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Proposed Agreements included an analysis of the performance and expenses of the Funds prepared by Lipper Analytical Services, Inc.

         ("Lipper").

         After consideration of all of the data and information provided to them and the separate meeting to evaluate the new investment management fee proposed by the Investment Manager, the Independent Trustees discussed the proposed fee schedule with representatives of TICI. After such discussion, the Independent Trustees then unanimously determined to recommend to the Board and the Board unanimously approved the fee schedule reflected in the Proposed Agreements. Noting their favorable experience in overseeing, on an ongoing basis, the nature, quality and extent of TICI's services to the Funds, the Independent Trustees considered, among other factors: (1) the necessity of TICI maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; (2) the increased complexity and expansion of the domestic and international securities markets and TICI's and affiliates shared expenditures and projected expenses associated with opening and maintaining research and support offices in Australia, Bahamas, Canada, Scotland, Luxembourg, France, Italy, and in the United States; (3) the Investment Manager's expenditures in developing worthwhile and innovative advisory services for the Funds such as a proprietary research database; (4) the complexity of research and investment activities, and related travel expenses, in developed and emerging markets; (5) the investment record of the Investment Manager in managing the Funds and other investment companies for which it acts as investment adviser; (6) the Investment Manager's overall profitability;
         (7) pro forma profitability data giving effect to the proposed increase in the investment management fee but before any marketing and promotional expenses anticipated to be paid by the Investment Manager and its affiliates; (8) the effect of the proposed investment management fee increase on the expense ratio of the Funds; (9) possible economies of scale; (10) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Manager but believed to be generally comparable to the Funds; (11) other benefits to the Investment Manager from serving as investment manager to the Funds, as well as benefits to its affiliates serving as principal underwriter and business manager of the Trust or providing other services to the Funds and their shareholders; (12) current and developing conditions in the financial services industry, including the entry into the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (13) the financial resources of the Investment Manager and the desirability of appropriate incentives to assure that the Investment Manager will continue to furnish high quality advisory services to the Funds.

         In their review of the proposed increase in the level of the investment management fees, the Independent Trustees considered the fact that the current investment management fees paid by the Funds are lower than those paid to the Investment Manager by other investment companies with investment objectives comparable to that of the Funds for which it also serves as investment adviser. The Independent Trustees also took into account the fact that the investment management fee rate paid by the Funds -- as well as the Funds' total expense ratios, including the investment management fees -- are well below the median fee rates and expense ratios of groups of mutual funds selected by Lipper as comparison groups. Also, if the Proposed Agreements had been in effect, each Fund's pro forma investment management fee rate, with the exception of the Stock Fund, would not have exceeded the median for their groups. Moreover, if the Proposed Agreements had been in effect, the total expense ratio (including the investment management fee) for each of the Funds would rank in the second lowest quintile for their groups - or well below the median for their groups. The proposed investment management fee is higher than those paid by some other investment companies, although the fee is comparable to those paid by most funds which invest internationally.

         The Independent Trustees considered specific information provided by the Investment Manager regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers.

         THE TRUSTEES RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS.

   PROPOSAL 4.  OTHER BUSINESS

         The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         INFORMATION ABOUT THE TRUST AND THE FUNDS

         The Trust was organized as a Massachusetts business trust on February 25, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has six series of shares: Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Developing Markets Fund. Shares of the Funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

         The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         The following table shows the Assets and shares outstanding of each Fund as of December 9, 1996:


           FUND NAME                                   NET ASSETS                NUMBER OF SHARES OUTSTANDING

           Asset Allocation Fund                       $_________                         ___________
           International Fund                          $_________                         ___________
           Stock Fund                                  $_________                         ___________
           Bond Fund                                   $_________                         ___________
           Developing Markets Fund                     $_________                         ___________
           Money Market Fund                           $_________                         ___________

                                      TOTAL         $..................              .....................
                                                     ==================              =====================


         As of December 9, 1996, the following Insurance Companies owned, on behalf of certain separate accounts, more than 5% of the Funds' outstanding shares:


                                                                                        NUMBER OF       PERCENT OF

                                                         NAME AND ADDRESS                 SHARES        OUTSTANDING
                          FUND                           INSURANCE COMPANY                                SHARES
-

               Money Market                     Phoenix Home Mutual Life
                                                Insurance Company
                                                100 Bright Meadows Blvd.
                                                Enfield, CT  06082                                           %


               Bond Fund                        Phoenix Home Mutual Life
                                                Insurance Company                                            %


                                             The Travelers Insurance Company
                                                One Tower Square
                                                Hartford, CT 06183                                           %

                                                                                        -----------
                                                                                                       --------------

               Stock Fund                       The Travelers Insurance Company                              %
                                                                                 -----------    --------------

                                               Phoenix Home Mutual Life
                                                Insurance Company                                            %

                                                                                        -----------    --------------

               International Fund               Phoenix Home Mutual Life
                                                Insurance Company                                            %

                                                                                        -----------    --------------

                                                The Variable Annuity Life
                                                Insurance Company
                                               2929 Allen Parkway
                                                Houston, TX  77019                                           %

                                                                                        -----------    --------------

               Asset Allocation Fund            Phoenix Home Mutual Life
                                               Insurance Company                                            %

                                                                                        -----------    --------------

                                                The Travelers Insurance Company

                                                                                        -----------    --------------

                                                The Variable Annuity Life
                                                Insurance Company                                            %

                                                                                        -----------    --------------

               Developing Markets Fund          IDS Life Insurance Company
                                                IDS Tower 10
                                                Minneapolis, MN  55440                                       %

                                                                                        -----------    --------------


         However, the above-named Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, such Insurance Companies do not exercise control over the Trust or the Funds by virtue of the voting rights arising from their record ownership of Trust shares. [Reviewing whether this disclosure is required, and if so, is sufficient.]

         THE INVESTMENT MANAGER. TICI is a wholly-owned subsidiary of Templeton Global Investors, Inc., which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which, in turn, is a wholly-owned subsidiary of Franklin Resources,Inc. ("Resources"), 777 Mariners Island Blvd., San Mateo, California, 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). Resources' principal shareholders are Charles B. Johnson, a Trustee of the Trust, and Rupert H. Johnson, Jr. who own approximately 20% and 16% respectively, of its outstanding shares.

         The principal executive officers of TICI are:


                 NAME AND OFFICE               PRINCIPAL OCCUPATION                         ADDRESS
           -----------------------------    ----------------------------    -----------------------------------------

           Charles E. Johnson               Executive Manager               Templeton Worldwide, Inc.
           Director and Chairman                                            500 East Broward Blvd., Suite 2100

                                                                            Fort Lauderdale, Florida

           Donald F. Reed                   Securities Analyst              Templeton Worldwide, Inc.
           Director and President                                           500 East Broward Blvd., Suite 2100

                                                                            Fort Lauderdale, Florida

           Martin L. Flanagan               Accountant                      Franklin Resources, Inc.
           Director, Executive Vice                                         777 Mariners Island Blvd.
           President and Chief                                              San Mateo, California
           Operating Officer

           Gregory E. McGowan               Attorney                        Templeton Worldwide, Inc.
           Director and Executive Vice                                      500 East Broward Blvd., Suite 2100
           President                                                        Fort Lauderdale, Florida

           Gary P. Motyl                    Securities Analyst              Templeton Worldwide, Inc.
           Director and Executive Vice                                      500 East Broward Blvd., Suite 2100
           President                                                        Fort Lauderdale, Florida

           Elizabeth M. Knoblock            Attorney                        Templeton Worldwide, Inc.
           Senior Vice President,                                           500 East Broward Blvd., Suite 2100
           General Counsel and                                              Fort Lauderdale, Florida
           Secretary

         Some of the Trustees or officers of the Trust (whose addresses and biographical information are set forth above under "Electing Trustees") also serve as directors or officers of TICI. These Trustees and officers are listed below:

                  Martin L. Flanagan
                  Samuel J. Forester, Jr.
                  Charles E. Johnson
                  Elizabeth M. Knoblock

         TICI also serves as investment manager to other U.S. registered investment companies that have an investment objective similar to that of the Funds. TICI receives and expects to receive from these investment companies the following investment management fees:


                                                APPROXIMATE NET ASSETS AS        INVESTMENT MANAGEMENT FEE (ANNUAL
                INVESTMENT COMPANY                 OF DECEMBER 9, 1996                         RATE)
          --------------------------------     -----------------------------    -------------------------------------
          Templeton Institutional Funds,              $____________                             .70%
          Inc. - Foreign Equity Series
          Templeton Global Opportunities              $____________             0.950% up to $200 million
          Fund                                                                  0.935% of next $500 million
                                                                                0.900% of next $500 million 0.875%

                                                                                thereafter

          Templeton Capital Accumlator

          Fund, Inc.                                  $____________                            0.75%

          Franklin Valuemark Funds-Asset                                        0.65% up tp $200 milliom
          Allocation Fund*                            $____________             0.585% up to 1.3 Billion

                                                                                0.52% over 1.3 Billion

          Franklin Valuemark Funds-                                             1.00% up to $100 million
          International Equity Fund                   $____________             0.90% up to $250 million
                                                                                0.80% up to $500 million

                                                                                0.75% over $500 million

                                                                                including Fund Administration Fees


         *TICI serves as sub-adviser to these Funds.

         THE BUSINESS MANAGER. The business manager of the Trust and each of the Funds is Templeton Funds Annuity Company ("TFAC"), a Florida corporation, located at 700 Central Avenue, St. Petersburg, Florida 33701-3628. TFAC is an indirect, wholly-owned subsidiary of Resources. Pursuant to a Business Management Agreement between the Trust and TFAC dated October 30, 1992, as amended and restated February 23, 1996, TFAC performs certain administrative functions for the Funds. TFAC will continue to serve as the business manager if the Proposed Agreements are approved. For its services, TFAC receives a monthly fee equal on an annual basis to 0.15% of the combined average daily net assets of all of the Funds, reduced to 0.135% of the Funds' aggregate net assets in excess of $200 million, and further reduced to 0.75% annually of such net assets in excess of $1.2 billion. This fee is allocated among the Funds according to their respective average daily net assets. During the fiscal year ended December 31, 1995, TFAC received fees from the Trust totaling $1,380,760.00.

         THE PRINCIPAL UNDERWRITER. Franklin Templeton Distributors, Inc. ("FTD"), 700 Central Avenue, St. Petersburg, Florida 33701-3628, an indirect, wholly-owned subsidiary of Resources, serves as the principal underwriter for the Funds' shares and will continue to do so if the Proposed Agreements are approved. FTD receives no compensation for its services as the Funds' principal underwriter.

         THE CUSTODIAN. The custodian for the Funds is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a
         Custody  Agreement  dated  February  23, 1996 and last  amended May 10,
         1996.

         ADDITIONAL INFORMATION ABOUT VOTING AND THE
         SHAREHOLDERS MEETING

         SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the Insurance Companies and Resources and its affiliates may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust, however, does not reimburse Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

         QUORUM. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

         METHODS OF TABULATION. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1 and 2, and will not have any effect on the outcome of the proposal. With respect to any other proposal, abstentions have the effect of a negative vote on the proposal.

         Each of the Insurance Companies holding shares of the Funds have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If instructions are not received or leaves the voting discretionary for a particular Fund, the relevant Insurance Company will vote shares in the same proportion as shares of that Fund for which it has received instructions.

         ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. The appropriate Insurance Company will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

         REVOCATION OF PROXIES. Proxies executed by any of the Insurance Companies may be revoked at any time before they are voted by written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

         SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meeting in 1998. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, within a reasonable period of time prior to any such meeting.

                                        By Order of the Board of Trustees,

                                    Barbara J. Green, Secretary

         January 10, 1997









                                                    VOTING INSTRUCTIONS FORM

         INSURANCE COMPANY            A SEPARATE VOTING INSTRUCTION FORM IS
            NAME PRINTS               PROVIDED FOR EACH TEMPLETON VARIABLE
                HERE                  PRODUCTS SERIES FUND PORTFOLIO IN WHICH
                                      YOUR CONTRACT  VALUES WERE INVESTED AS OF
                                      DECEMBER 9, 1996.  PLEASE SIGN, DATE AND
                                      RETURN ALL VOTING INSTRUCTION FORMS
                                      RECEIVED IN THE ENCLOSED POSTAGE-PAID
                                      ENVELOPE.

                                      VOTING INSTRUCTIONS MUST BE RECEIVED BY
                                      FEBRUARY 9, 1997 TO BE VOTED FOR THE
                                      MEETING TO BE HELD ON FEBRUARY 10, 1997

 Please fold and detach card at perforation. Return portion below only.

PORTFOLIO NAME PRINTS HERE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY (INSURANCE COMPANY) IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND.

The undersigned hereby instructs (Insurance Company) to vote the shares of Templeton Variable Products Series Fund ("TVPSF") attributable to his or her variable annuity contract at the Meeting of Shareholders to be held at 500 Broward Blvd., Ft. Lauderdale, FL at 10:00 a.m., February 10, 1997, and any adjournments thereof, as indicated below.


                                      DATE:

                                                PLEASE   SIGN  IN  BOX
                                           BELOW IF A CONTRACT IS HELD JOINTLY,
                                           EACH CONTRACT OWNER SHOULD SIGN. IF
                                           ONLY ONE SIGNS, HIS OR HER SIGNATURE
                                           WILL BE BINDING.  IF THE CONTRACT
                                           OWNER IS A CORPORATION, THE PRESIDENT
                                           OR A VICE PRESIDENT SHOULD SIGN IN
                                           HIS OR HER OWN NAME, INDICATING
                                           TITLE. IF THE CONTRACT OWNER IS A
                                           PARTNERSHIP, A PARTNER SHOULD SIGN IN
                                           HIS OR HER NAME, INDICATING THAT HE
                                           OR  HE  S A  "PARTNER." IF THE
                                           CONTRACT OWNER IS A TRUST, THE
                                           TRUSTEE SHOULD SIGN IN HIS OR HER OWN
                                           NAME, INDICATING THAT HE OR SHE IS A
                                           "TRUSTEE."




                                           Signature(s) Title(s), if applicable







INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER USING BLUE OR BLACK INK OR DARK PENCIL. PLEASE DO NOT USE RED INK.

   PLEASE FOLD AND DETACH CARD AT PERFORATION. RETURN PORTION BELOW ONLY.


 THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER. IF NO DIRECTION IS MADE, THIS VOTING
INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT
                       FOR A DISCUSSION OF THE PROPOSALS.


PROPOSAL 1 -      Election of Trustees

Nominees:  Harris J. Ashton, Nicholas F. Brady, S. Joseph           FOR electing all              WITHHOLD
Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B.           nominees                  AUTHORITY
Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R.           listed (except as           to vote for all
Millsaps                                                           marked to the right)           nominees



To withhold authority to vote for any individual nominee(s), write that nominee's name on the line below.


Proposal 2 - Ratification of the selection of McGladrey & Pullen, LLP as the Trust's independent auditors for the fiscal year ending December 31, 1997.


                        FOR               AGAINST             ABSTAIN



Proposal 3 - Approval of new Investment Manager Agreements between Templeton Investment Counsel, Inc. and the Trust on behalf of Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund, respectively, as described in the proxy statement, which increase the investment management fee paid by such Funds.


                   FOR               AGAINST             ABSTAIN



PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.